pebblebrook HOTEL TRUST

the manhattan collection
new york, new york

Property Information:

Acquisition Price: $910.0M(1) ($526K(2) per room)
Location: New York, NY
Acquired: July 29, 2011
Rooms: 6 hotels comprising 1,730(2) rooms and suites
Type: Upper Upscale and Luxury

(1) $910M represents total value of portfolio. PEB's share of the total value is 49%.
(2) Per room value and total rooms includes the additional 90 rooms at the Affinia Manhattan that are expected to come online in the fall of 2011.

Historic Performance and Valuation:

Estimated Discount to Replacement Cost:	30%
2010 Occupancy:	89%
2010 ADR:	$245
Total Manhattan Collection EBITDA and NOI:	
Pro Rata 2011 (8/1/11 – 12/31/11) Projected EBITDA(3):	$32.1M - $33.7M
Pro Rata 2011 (8/1/11 – 12/31/11) Projected NOI(3):	$28.8M - $30.3M
2012 12-Month Projected EBITDA(3):	$58.7M - $63.7M
2012 12-Month Projected NOI(3):	$51.6M - $56.4M

(3) Based on previously disclosed forecasted net operating income after capital reserves ("NOI") and previously disclosed forecasted hotel earnings before interest, taxes, depreciation and amortization ("EBITDA").

Market and Portfolio Highlights:

- Manhattan has the highest hotel occupancy rate in the country
- Since 1990, Manhattan has experienced compounded demand growth of 2.2% with supply growth of 1.3%
- Proven history of double digit RevPAR growth in recovery cycles
- Financial center of the world and international gateway city


The Benjamin

- Manhattan experienced a compounded annual RevPAR growth rate of 16.7% during the previous recovery period from 2003 to 2007
- The Midtown hotel market is an international 24/7 market that attracts corporate transient and group travelers during the week and leisure guests during the weekends, summer and holidays
- The six hotels being acquired are all well located throughout Midtown, have large guestrooms and suites (average 489 square feet) and all have been well maintained in a boutique style


Manhattan Market Operating Performance
ADR ($)
RevPAR ($)
Occupancy (%)
2000-2010 ADR CAGR: 1.5%
2000-2010 RevPAR CAGR: 1.6%
$325
$250
$175
$100
87%
82%
77%
72%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
Source: Smith Travel Research

Joint Venture Overview:

- Pebblebrook Hotel Trust invested $153.6M for a 49% economic interest in the $910M joint venture and affiliates of Denihan retained a 51% interest
- All decisions are joint and require consent of both partners
- The hotels are currently subject to $596.6M of existing non-recourse, first mortgage and mezzanine debt, maturing in February 2013
- The current interest rate of this floating-rate debt is 3.44%


Affinia Shelburne

Portfolio:

Hotels	Map Marker	Rooms	Year Opened	Recent Major Renovation
Affinia Manhattan	1	616(3)	1929	2011
Affinia Shelburne	2	325	1925	2009
Affinia Dumont	3	241	1986	2003
Affinia 50	4	210	1963	2004
Affinia Gardens	5	129	1961	2005
The Benjamin	6	209	1927	2010
Total		**1,730**		

(3) Room count includes the additional 90 rooms that are expected to come online in the fall of 2011


Affinia Gardens
64th b/w 2nd and 3rd
Affinia 50
50th b/w Lexington and 3rd
The Benjamin
50th and Lexington
Affinia Shelburne
37th and Lexington
Affinia Manhattan
31st and 7th Ave
Affinia Dumont
34th b/w Lexington and 3rd
Midtown
Midtown West
Murray Hill
Chelsea
Greenwich Village
1
2
3
4
5
6

Denihan Hospitality Group:

- Experienced hotel operator in New York City for almost 50 years
- Focused in the upper upscale and luxury hotel markets with an emphasis on high-style boutique oriented hotels and an excellent track record of owning and managing independent hotels in New York, Washington, D.C., Miami and Chicago
- The Denihan Hospitality Group currently manages 13 hotels throughout the U.S.
- Multiple year winner of Travel + Leisure's "Best Hotels" list

Investment Highlights:

Strengths
- Excellent Midtown locations
- High barrier to entry market
- Large guestrooms and suites (average 489 square feet)
- Strong upscale and luxury market positioning
- Well-maintained, high quality assets
- Recent capital improvements
- Diversification benefit of 6 hotels all in Midtown locations
- Retail rents over $2.5 million annually

Opportunities
- Total number of rooms increasing 5% from prior peak in 2007; portfolio NOI off 40%, and ADR off $50 from prior peak
- Renovation of Affinia Manhattan
- Greater brand awareness
- Improved cash flow through best practices and Pebblebrook asset management
- Potential further increase in room count within existing portfolio
- Significant RevPAR growth expected

This summary information sheet contains certain "forward-looking" statements relating to, among other things, hotel EBITDA and hotel net operating income after capital reserves. The forward-looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to us. Actual results could differ materially from the forward-looking statements made on this summary information sheet. When we use the words "projected," "expected," "planned" and "estimated" or other similar expressions, we are identifying forward-looking statements. The forward-looking statements on this summary information sheet are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995. All information on this sheet is as of August 1, 2011. We undertake no duty to update the information to conform to actual results or changes in our expectations. For additional information, please visit our website at www.pebblebrookhotels.com.

Affinia Manhattan — 31st Street and 7th Avenue


NIA MANHA

- 616 guest rooms and suites(4), including Terrace Suites with grand views of Midtown
- Average room size: 395 square feet(4)
- Located across from Madison Square Garden, Penn Station, Macy's Herald Square and steps away from Times Square and the Garment District
- Undergoing a $24M ($39K / key) comprehensive renovation and reconfiguration, increasing the room count to 616, to be completed in fall 2011
- Occupies the original Governor Clinton Hotel, built in 1929
- Niles New York City Bar and Restaurant (leased) offers an all day sleek setting for continental cuisine
- Over 24,000 square feet of leased retail space
- Approximately 8,800 square feet of versatile meeting space, including a Grand Ballroom and 8 meeting rooms

(4) Includes the additional 90 rooms that are expected to come online in fall 2011



Affinia Shelburne — 37th Street and Lexington Avenue



- 325 guest rooms and suites, featuring contemporary décor and modern in-room technology
- Average room size: 418 square feet
- Located in Manhattan's Murray Hill neighborhood with convenient access to the United Nations, the Empire State Building, Chrysler Building and Grand Central Terminal
- Completed $27M ($83K / key) comprehensive renovation in 2009
- Rare View (leased) is a popular rooftop bar with stunning city views
- Rare Bar & Grill (leased) open for breakfast, lunch and dinner
- 1,725 square foot conference space
- Over 4,000 square feet of leased retail space
- Fitness Center



Affinia Dumont — 34th Street and Lexington Avenue



- 241 suites with full kitchens, including a VIP fitness suite with steam room and private exercise studio
- Average room size: 480 square feet
- Located on New York's 34th Street with inspiring views of the Empire State Building, Chrysler Building and East River
- The Barking Dog restaurant (leased) features comfort food and American favorites for breakfast, lunch, dinner and brunch
- Oasis Day Spa is the heart of the hotel's wellness experience, featuring a wide variety of upscale massage, skincare and salon treatments
- 1,100 square foot meeting room
- Over 2,300 square feet of leased retail space



Affinia 50 — 50th Street and 3rd Avenue



- 210 spacious guest rooms and suites (all with full kitchens), including several with private terrace and views of the city
- Average room size: 510 square feet
- Located in the heart of Midtown, just blocks from Madison and Fifth Avenue shops, United Nations and Rockefeller Plaza
- Opened in Q3 2004 following a $12M ($57K / key) renovation and repositioning
- Club Room on 2nd floor is a popular escape for guests to relax, work and socialize
- Over 7,500 square feet of leased retail space
- Fitness Center



Affinia Gardens — 64th Street and 3rd Avenue



- 129 large suites, featuring full kitchens
- Average room size: 607 square feet
- Located in Midtown east side, just four blocks from Central Park
- Reopened in Q3 2005 following a $7.7M ($60K / key) renovation and repositioning
- Tea Bar and tranquility amenities, including gourmet coffee
- 24-hour serenity lounge located in lobby



The Benjamin — 50th Street and Lexington Avenue



- 209 luxury guest rooms, including 97 Executive Suites
- Average room size: 458 square feet
- Located in Midtown on the corner of 50th Street and Lexington Avenue
- Wellness Spa features healing massages and rejuvenating skin treatments
- Pet friendly Dream Dog program
- Features The National Bar and Dining Rooms Restaurant, overseen by Food Network Chef Geoffrey Zakarian; opened in Q4 2010 and was recently honored with an award from the James Beard Foundation
- Over 2,000 square feet of meeting space featuring video conferencing and high-speed web access



All Affinia hotels feature the six-choice Dream Pillow Menu, Experience Kits and soothing in-room treatments from SPAffinia